CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Travelers Series Fund Inc. - Smith Barney Aggressive Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
Travelers Series Fund Inc. -                Travelers Series Fund Inc. -
Smith Barney Aggressive Growth              Smith Barney Aggressive Growth
 Portfolio                                    Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: January 2, 2004                       Date:  January 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Travelers Series Fund Inc. - Smith Barney Mid Cap Core Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
Travelers Series Fund Inc. -                Travelers Series Fund Inc. -
Smith Barney Mid Cap Core Portfolio         Smith Barney Mid Cap Core Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: January 2, 2004                       Date: January 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.